EXHIBIT A

Identification and Classification of Members of the Group:

Fleet Venture Resources, Inc.	CO
Fleet Equity Partners VI, L.P.	PN
Silverado IV Corp.	CO
Chisholm Partners IV, L.P.	PN
Chisholm Management IV, L.P.	PN
Nautic Partners V, L.P.	PN
Nautic Management V, L.P.	PN
Kennedy Plaza Partners II, LLC	CO
Kennedy Plaza Partners III, LLC	CO
Robert M. Van Degna	IN
Habib Y. Gorgi	IN
Scott F. Hilinski	IN
Riordon B. Smith	IN
Bernard V. Buonanno, III	IN
Gregory M. Barr	IN
Michael W. Joe	IN

SIGNATURES

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

March 26, 2003	FLEET VENTURE RESOURCES, INC.

/s/ Habib Y. Gorgi
By: Habib Y. Gorgi
As Attorney-In-Fact Granted 8/4/00

SIGNATURES

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

March 26, 2003	FLEET EQUITY PARTNERS VI, L.P.

/s/ Habib Y. Gorgi
By: Habib Y. Gorgi
President & Secretary, Silverado IV Corp.,
A General Partner, Fleet Equity Partners VI, L.P.

SIGNATURES

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

March 26, 2003	SILVERADO IV CORP.

/s/ Habib Y. Gorgi
By: Habib Y. Gorgi
President & Secretary

SIGNATURES

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

March 26, 2003	CHISHOLM PARTNERS IV, L.P.

/s/ Habib Y. Gorgi
By: Habib Y. Gorgi
Managing Director, Chisholm Management IV, L.P.
General Partner, Chisholm Partners IV, L.P.

SIGNATURES

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

March 26, 2003	CHISHOLM MANAGEMENT IV, L.P.

/s/ Habib Y. Gorgi
By: Habib Y. Gorgi
Managing Director

SIGNATURES

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

March 26, 2003	NAUTIC PARTNERS V, L.P.

/s/ Habib Y. Gorgi
By: Habib Y. Gorgi
Managing Director, Nautic Management V, L.P.,
General Partner, Nautic Partners V, L.P.

SIGNATURES

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

March 26, 2003	NAUTIC MANAGEMENT V, L.P.

/s/ Habib Y. Gorgi
By: Habib Y. Gorgi
Managing Director

SIGNATURES

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

March 26, 2003	KENNEDY PLAZA PARTNERS II, LLC

/s/ Habib Y. Gorgi
By: Habib Y. Gorgi
Managing Director, Chisholm Management IV, L.P.,
Manager, Kennedy Plaza Partners II, LLC

SIGNATURES

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

March 26, 2003	KENNEDY PLAZA PARTNERS III, LLC

/s/ Habib Y. Gorgi
By: Habib Y. Gorgi
Managing Director, Nautic Management V, L.P.,
Manager, Kennedy Plaza Partners III, LLC

SIGNATURES

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

March 26, 2003	ROBERT M. VAN DEGNA

/s/ Robert M. Van Degna
By: Robert M. Van Degna

SIGNATURES

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

March 26, 2003	HABIB Y. GORGI

/s/ Habib Y. Gorgi
By: Habib Y. Gorgi

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

March 26, 2003	SCOTT F. HILINSKI

/s/ Scott F. Hilinski
By: Scott F. Hilinski

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

March 26, 2003	RIORDON B. SMITH

/s/ Riordon B. Smith
By: Riordon B. Smith

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

March 26, 2003	BERNARD V. BUONANNO, III

/s/ Bernard V. Buonanno, III
By: Bernard V. Buonanno, III

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

March 26, 2003	GREGORY M. BARR

/s/ Gregory M. Barr
By: Gregory M. Barr

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

March 26, 2003	MICHAEL W. JOE

/s/ Michael W. Joe
By: Michael W. Joe